UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 29, 2006 (Date of earliest event reported)

Commission file number: 0-23329

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	56-1928817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A

Morrisville, North Carolina 27560

(Address of principal executive offices)

(Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 29, 2006, Charles & Colvard, Ltd. (the “Company”) entered into a letter agreement with Cree, Inc. (“Cree”), effective on and after December 25, 2006 (the “New Letter Agreement”), which amended and supplemented the letter agreement between the Company and Cree dated February 14, 2006 (filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2006 as Exhibit 10.86 to the Current Report on Form 8-K). The New Letter Agreement provides a framework for the Company’s quarterly purchases of silicon carbide production crystals from Cree during calendar year 2007 under the Amended and Restated Exclusive Supply Agreement, dated as of June 6, 1997, between the Company and Cree (filed with the SEC on September 30, 1997 as Exhibit 10.11 to the Registration Statement on Form S-1 (file no. 333-36809)). Pursuant to the terms of the New Letter Agreement, the Company is obligated to purchase a minimum quantity of “usable material,” as defined in the New Letter Agreement, on a quarterly basis if Cree meets certain minimum quality levels. For each quarter during calendar year 2007, the Company has committed to purchase approximately $3,200,000 of usable material. Although the amount of usable material to be purchased by the Company is expected to remain constant each quarter, the Company's cost per quarter for the usable material may be less than $3,200,000 depending upon the quality of the usable material provided by Cree during that quarter.

The description of the New Letter Agreement set forth in this Item 1.01 is a summary of the material terms of the New Letter Agreement and is qualified in its entirety by reference to the copy of the New Letter Agreement attached hereto as Exhibit 10.96.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.96	Letter Agreement, effective December 25, 2006, between Cree, Inc. and Charles & Colvard, Ltd.*

*	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ James R. Braun
James R. Braun Vice President of Finance & Chief Financial Officer

Date: January 4, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 10.96	Letter Agreement, effective December 25, 2006, between Cree, Inc. and Charles & Colvard, Ltd.*

*	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.